UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2024

AIM IMMUNOTECH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-27072	52-0845822
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2117 SW Highway 484, Ocala FL	34473
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 448-7797

(Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2024 Annual Meeting of Stockholders of AIM ImmunoTech Inc. (the “Company”) was held on December 17, 2024 (the “Annual Meeting”).

Set forth below are the matters voted upon at the Annual Meeting, which are more fully described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on November 4, 2024, and the final voting results received from First Coast Results, Inc., the independent inspector of election for the Annual Meeting (the “Inspector of Election”).

As of the record date for the Annual Meeting, there were 63,706,446 shares of the Company’s common stock outstanding and entitled to notice of and to vote at the Annual Meeting. Of the record date shares, 34,441,399 shares, or 54%, were represented at the Annual Meeting either in person or by proxy, meaning the requisite quorum for the meeting of 40.0% was present.

The final tabulation from the Inspector of Election of voting results for the election of directors and other proposals presented at the Annual Meeting was as follows:

Proposal 1: Election of Directors:

Company Nominees:			Dissident Group Nominees Opposed by the Company:
	FOR	WITHHOLD		FOR	WITHHOLD
(1A) Stewart L. Appelrouth	16,644,896	17,208,517	(1E) Robert L. Chioini	15,086,016	18,767,100
(1B) Nancy K. Bryan	18,579,447	15,273,966	(1F) Todd A. Deutsch	15,251,249	18,601,867
(1C) Thomas K. Equels	17,410,488	16,442,925	(1G) Ted D. Kellner	16,966,423	16,886,693
(1D) William M. Mitchell	17,555,920	16,297,493	(1H) Paul W. Sweeney	15,959,390	17,893,726

Based on the final voting results reported by the Inspector of Election, the four directors elected at the Annual Meeting were Nancy K. Bryan, Thomas K. Equels, Ted D. Kellner and William M. Mitchell.

Proposal 2: Ratification of the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

For: 23,702,823	Against: 1,843,749	Abstain: 8,894,827

Based on the final voting results reported by the Inspector of Election, Proposal 2 was approved.

Proposal 3: Approval, by non-binding advisory vote, of the compensation of the Company’s named executive officers:

For: 8,535,999	Against: 21,721,702	Abstain: 3,711,479	Broker Non Votes: 472,219

Based on the final voting results reported by the Inspector of Election, Proposal 3 was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIM ImmunoTech Inc.

Date: December 20, 2024	By:	/s/ Thomas K. Equels
Thomas K. Equels, CEO